Post balance sheet events	12 Months Ended
Dec. 31, 2021
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Post balance sheet events
47. Post balance sheet events
On 1 February 2022, ViiV Healthcare reached agreement with Gilead to settle the global patent infringement litigation relating to the commercialisation of Gilead’s Biktarvy concerning ViiV Healthcare’s patents relating to dolutegravir, an anti
-
retroviral medication used, together with other medicines, to treat human immunodeficiency virus (HIV). Under the terms of the global settlement and licensing agreement, Gilead made an upfront payment of $1.25 billion to ViiV Healthcare on 15 February 2022. In addition, Gilead will also pay a 3% royalty on all future US sales of Biktarvy and in respect of the bictegravir component of any other future bictegravir-containing products sold in the US. These royalties will be payable by Gilead to ViiV Healthcare from 1 February 2022 until the expiry of ViiV Healthcare’s US Patent No. 8,129,385 on 5 October 2027. Gilead’s obligation to pay royalties does not extend into any period of regulatory paediatric exclusivity, if awarded.

The settlement resulted in a
re-measurement
of the existing liabilities for contingent consideration and the Pfizer put option at the 2021 year end. The upfront payment is a contingent asset at the balance sheet date as its receipt was not considered virtually certain at that date and therefore it will be recognised in Q1 2022 as Other operating income. As a result of the settlement, patent infringement cases in the US, UK, France, Ireland, Germany, Japan,
South
Korea, Australia, and Canada will be discontinued.